UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 29, 2005, Sun Microsystems, Inc. (“Sun”) appointed Robyn M. Denholm to serve as Principal Accounting Officer, on an interim basis, in addition to her current role of Senior Vice President, Finance, effective immediately.

Ms. Denholm has served as Senior Vice President, Finance of Sun since August 2005, as Vice President and Corporate Controller of Sun from August 2003 to August 2005, as Vice President and Acting Corporate Controller of Sun from June 2003 through August 2003, as Vice President, Finance, Services and Finance Systems and Processes of Sun from August 2001 through June 2003, as Director, Asia Pacific Shared Financial Services of Sun from April 1998 through August 2001 and as Australasian Financial Controller, Computer Systems of Sun from January 1996 through April 1998.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005

SUN MICROSYSTEMS, INC.

By:	/s/ MICHAEL A. DILLON
Michael A. Dillon
Senior Vice President, General Counsel and Secretary

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